Exhibit 10.1

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT, dated as of August 6, 2021 (this “Amendment”), is made and entered into by and among BALDWIN RISK PARTNERS, LLC, a Delaware limited liability company (the “Borrower”), each of the Guarantors party hereto, each of the entities with an Incremental Revolving Credit Commitment (as defined below) listed under the caption “Incremental No. 1 Revolving Credit Lenders” on the signature pages hereto (each, in such capacity, an “Incremental No. 1 Revolving Credit Lender” and, collectively, the “Incremental No. 1 Revolving Credit Lenders”) and JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). JPMorgan Chase Bank, N.A., Bank of America, N.A., Wells Fargo Bank, National Association, Capital One, National Association and Cadence Bank, N.A. are acting as joint lead arrangers and joint bookrunners (in such capacities, the “Amendment No. 3 Arrangers”).

WHEREAS, reference is made to the Credit Agreement dated as of October 14, 2020 as amended by Amendment No. 1, dated as of May 7, 2021 and Amendment No. 2, dated as of June 2, 2021 and as may be further amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantors party thereto, the lenders and issuing banks from time to time party thereto and the Administrative Agent;

WHEREAS, it is intended that the Borrower will obtain the Incremental No. 1 Revolving Credit Commitments (as defined below) in the form of an increase to the Revolving Commitments (as defined in the Credit Agreement) (the “Transactions”);

WHEREAS, subject to the terms and conditions of the Credit Agreement, and pursuant to Section 2.25(a)(i)(x) of the Credit Agreement, the Borrower has requested that (a) the Incremental No. 1 Revolving Credit Lenders provide Incremental No. 1 Revolving Credit Commitments in an aggregate principal amount of $75,000,000, and (b) the Credit Agreement be amended pursuant to Section 2.25 and Section 11.1(b)(iv) thereof in the manner provided for herein; and

WHEREAS, (a) the Incremental No. 1 Revolving Credit Lenders are willing to provide the Incremental No. 1 Revolving Credit Commitments to the Borrower on the Amendment No. 3 Effective Date and (b) the parties hereto wish to amend the Credit Agreement on the terms and subject to the conditions set forth herein and in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. This Amendment constitutes a “Loan Document” (as defined in the Credit Agreement).

SECTION 2. Incremental No. 3 Revolving Credit Commitments.

(a) Incremental No. 1 Revolving Credit Commitments.

(i)       Each Incremental No. 1 Revolving Credit Lender hereby agrees, severally and not jointly, to provide an Incremental No. 1 Revolving Credit Commitment to the Borrower, effective as of the Amendment No. 3 Effective Date, in dollars in an aggregate principal amount equal to the amount set forth opposite such Incremental No. 1 Revolving Credit Lender’s name on Schedule I attached hereto (each, an “Incremental No. 1 Revolving Credit Commitment” and, collectively, the “Incremental No. 1 Revolving Credit Commitments”), on

the terms set forth herein and in the Credit Agreement (as amended hereby), and subject to the conditions set forth herein. The Incremental No. 1 Revolving Credit Commitments shall be deemed to be “Revolving Commitments” (as defined in the Credit Agreement (as amended hereby)) for all purposes of the Loan Documents having terms and provisions identical to those applicable to the Revolving Commitments outstanding immediately prior to the Amendment No. 3 Effective Date (the “Existing Revolving Credit Commitments”).

(ii)       Notwithstanding anything to the contrary contained herein or in the Credit Agreement, from and after the Amendment No. 3 Effective Date, the Existing Revolving Credit Commitments and the Incremental No. 1 Revolving Credit Commitments shall constitute a single class of Commitments for all purposes under the Credit Agreement (as amended hereby).

(b) Each Incremental No. 1 Revolving Credit Lender (i) confirms that a copy of the Credit Agreement and the other applicable Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment and provide an Incremental No. 1 Revolving Credit Commitment have been made available to such Incremental No. 1 Revolving Credit Lender; (ii) agrees that it will, independently and without reliance upon any other Lender or agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or the other applicable Loan Documents, including this Amendment; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) acknowledges and agrees that upon the Amendment No. 3 Effective Date such Incremental No. 1 Revolving Credit Lender shall be a “Lender” under, and for all purposes of, the Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

SECTION 3. Incremental Amendment Effective Date Reallocation.

(a) On the Amendment No. 3 Effective Date, each of the Revolving Lenders holding Existing Revolving Credit Commitments is hereby deemed to assign to each of the Incremental No. 1 Revolving Credit Lenders pursuant to Section 11.6 of the Credit Agreement notwithstanding that no Assignment and Assumption will be executed and delivered to the Administrative Agent, and each of the Incremental No. 1 Revolving Credit Lenders is hereby deemed to purchase from each of the Revolving Lenders holding Existing Revolving Credit Commitments, at the principal amount thereof, such interests in the Revolving Loans outstanding on the Amendment No. 3 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Revolving Loans are held by the Lenders ratably in accordance with their Revolving Commitments after giving effect to the addition of such Incremental No. 1 Revolving Credit Commitments to the Existing Revolving Credit Commitments.

(b) With effect from and including the Amendment No. 3 Effective Date and the increase in the Revolving Commitments as contemplated hereby, each Revolving Lender (other than any Incremental No. 1 Revolving Credit Lender), immediately prior to such increase will automatically and without further act be deemed to have assigned to each Incremental No. 1 Revolving Credit Lender, and each Incremental No. 1 Revolving Credit Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Lender’s participations under the Credit Agreement in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations under the Credit Agreement in

Letters of Credit held by each Lender will equal the percentage of the aggregate Revolving Commitments (after giving effect to the Incremental No. 1 Revolving Credit Commitments) represented by such Revolving Lender’s Revolving Commitment (after giving effect to the Incremental No. 1 Revolving Credit Commitments, if applicable).

SECTION 4. Amendments to Credit Agreement.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical sequence:

“Amendment No. 3” shall mean Amendment No. 3 to this Agreement, dated as of August 6, 2021.

“Amendment No. 3 Effective Date” means the date on which the conditions precedent set forth in Section 5 of the Amendment No. 3 were satisfied or waived in accordance therewith.

“Incremental No. 1 Revolving Credit Commitments” means the Revolving Commitments made on the Amendment No. 3 Effective Date pursuant to the Amendment No. 3.

(b) The definition of “Revolving Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Revolving Commitment”: as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Designated Acquisition Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Commitment” opposite such Lender’s name on Schedule II to Amendment No. 3 or in the Assignment and Assumption, Refinancing Amendment or Incremental Amendment pursuant to which such Lender became a party hereto, as applicable, as the same may be changed from time to time pursuant to the terms hereof. The Revolving Commitments shall include all Incremental No. 1 Revolving Credit Commitments. The Total Revolving Commitments as of the Amendment No. 3 Effective Date is $475,000,000. For the avoidance of doubt, the availability of Revolving Commitments shall be reduced by the Elected Amount of BRP C Corp. Acquisition Indebtedness that are Designated Acquisition Swingline Loans.

(c) The definition of “Revolving Lender” in Section 1.01 of the Credit Agreement is hereby amended to add the following sentence after the last sentence thereof:

“For the avoidance of doubt, each Revolving Lender making an Incremental No. 1 Revolving Credit Commitment pursuant to the Amendment No. 3 shall constitute a “Revolving Lender” hereunder and, after the Amendment No. 3 Effective Date, the Administrative Agent shall update and/or modify the Register to give effect to the Amendment No. 3 Effective Date and the transactions contemplated by the Amendment No. 3.”

(d) Schedule 1.1A-1 (solely with respect to the Revolving Commitments set forth thereon) to the Credit Agreement is hereby amended and restated as set forth in Schedule II to this Amendment.

(e) Exhibit I to the Credit Agreement is hereby amended and restated as set forth in Schedule III to this Amendment.

SECTION 5. Conditions Precedent to Incremental Revolving Credit Commitments. This Amendment and each Incremental No. 1 Revolving Credit Lender’s obligation to provide the Incremental No. 1 Revolving Credit Commitments pursuant to this Amendment shall become effective as of the date on which the following conditions precedent are satisfied (such date, the “Amendment No. 3 Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, each other Loan Party, each Incremental No. 1 Revolving Credit Lender either (i) a counterpart of this Amendment duly executed and delivered on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Amendment) that such party has duly executed and delivered a counterpart of this Amendment.

(b) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders (including, without limitation, the Incremental No. 1 Revolving Credit Lenders) and dated the Amendment No. 3 Effective Date) of (i) Davis Polk & Wardwell LLP, counsel to the Loan Parties, (ii) Morris, Nichols, Arsht & Tunnell LLP, Delaware counsel to the Loan Parties and (iii) Hill Ward Henderson, Florida counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a certificate of each Loan Party, dated the Amendment No. 3 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent, executed by any Responsible Officer of such Loan Party, including or attaching the documents or certifications, as applicable, referred to in paragraph (d) of this Section 5.

(d) The Administrative Agent shall have received (i) as to each Loan Party, either (x) a copy of each certificate or articles of incorporation or organization or other applicable constitutive documents of such Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s certificate or articles of incorporation or organization or other applicable constitutive documents most recently certified and delivered to the Administrative Agent prior to the Amendment No. 3 Effective Date pursuant to the Loan Documents remain in full force and effect on the Amendment No. 3 Effective Date without modification or amendment since such original delivery, (ii) as to each Loan Party, either (x) signature and incumbency certificates of the Responsible Officers of such Loan Party executing the Loan Documents to which it is a party or (y) written certification by such Loan Party’s secretary, assistant secretary or other Responsible Officer that such Loan Party’s signature and incumbency certificates most recently delivered to the Administrative Agent prior to the Amendment No. 3 Effective Date pursuant to the Loan Documents remain true and correct as of the Amendment No. 3 Effective Date, (iii) copies of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Amendment No. 3 Effective Date by a secretary, an assistant secretary or a Responsible Officer of such Loan Party as being in full force and effect without modification or amendment, and (iv) a certificate of existence or good standing (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation as of a reasonably recent date.

(e) The Administrative Agent shall have received for each Incremental No. 1 Revolving Credit Lender that shall have requested a promissory note at least three (3) Business Days prior to the Amendment No. 3 Effective Date, a duly completed and executed promissory note for such Incremental No. 1 Revolving Credit Lender.

(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment No. 3 Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 3 Effective Date, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party pursuant to Section 11.5 of the Credit Agreement.

(g) The Administrative Agent shall have received a certificate from the chief financial officer, treasurer or other financial officer of the Borrower certifying as to the solvency of the Borrower on a consolidated basis after giving effect to the Transactions, substantially in the form of Schedule III hereto.

(h) The Administrative Agent and Incremental No. 1 Revolving Credit Lenders shall have received, prior to the Amendment No. 3 Effective Date, (i) all documentation and other information about the Borrower and the other Loan Parties as shall have been reasonably requested in writing at least ten (10) Business Days prior to the Amendment No. 3 Effective Date by the Administrative Agent or such Incremental No. 1 Revolving Credit Lender that they shall have reasonably determined is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and regulations pertaining to beneficial ownership of legal entity customers, and (ii) to the extent the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), a customary certification regarding beneficial ownership required by the Beneficial Ownership Regulation in relation to the Borrower to the extent requested in writing at least five (5) Business Days prior to the Amendment No. 3 Effective Date by the Administrative Agent or such Incremental No. 1 Revolving Credit Lender.

(i) The Borrower shall have paid to the Administrative Agent, for the ratable account of the Revolving Lenders immediately prior to the Amendment No. 3 Effective Date, all accrued and unpaid interest on the outstanding Revolving Loans to, but not including, the Amendment No. 3 Effective Date.

(j) Upon the effectiveness of this Amendment, no Default or Event of Default shall exist.

(k) The representations and warranties in Section 6 of this Amendment shall be true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.

(l) The Administrative Agent shall have received a certificate of a Responsible Officer of Borrower, dated the Amendment No. 3 Effective Date, certifying compliance with the conditions set forth in paragraphs (j) and (k) of this Section 5.

The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 3 Effective Date, and such notice shall be conclusive and binding.

SECTION 6. Representations and Warranties. Each Loan Party represents and warrants to the Lenders as of the Amendment No. 3 Effective Date that:

(a) Such Loan Party is duly organized (or where applicable in the relevant jurisdiction, registered or incorporated), validly existing and (where applicable in the relevant jurisdiction) in good standing under the laws of the jurisdiction of its organization, registration or incorporation, as the case may be, (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged and (c) is in compliance with all Requirements of Law, except in the case of clauses (a) (except as it relates to the due organization and valid existence of the Borrower), (b) and (c) above, to the extent that the failure to comply therewith would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(b) Such Loan Party has the power and authority, and the legal right, to enter into, make, deliver and perform this Amendment and the other Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Amendment.

(c) Such Loan Party has duly executed and delivered this Amendment and upon such execution, this Amendment will constitute, a legal, valid and binding obligation of each applicable Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by such Legal Reservations.

(d) Neither the execution, delivery or performance by such Loan Party of this Amendment nor compliance with the terms and provisions hereof nor the other transactions contemplated hereby will (a) violate any Contractual Obligation of the Borrower or any Group Member (except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect), or violate any material Requirement of Law or the Organizational Documents of such Loan Party and (ii) result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any such Organizational Documents or any such Contractual Obligation (other than the Liens created by the Security Documents and other than any other Permitted Liens) except, individually or in the aggregate, as would not reasonably be expected to result in a Material Adverse Effect.

(e) Before and after giving effect to this Amendment, each of the representations and warranties made by such Loan Party herein or pursuant to the Loan Documents are true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty are accurate in all respects) on and as of the date hereof as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except where such representations and warranties are already qualified by materiality, in which case such representation and warranty are accurate in all respects) as of such earlier date.

(f) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by electronic imaging shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 8. Governing Law; Submission to Jurisdiction; Waivers, Waivers of Jury Trial. The applicable law, submission to jurisdiction and waiver provisions set forth in Sections 11.13, 11.14 and 11.18 of the Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 9. Heading. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 10. Effect of Amendment.

(a) This Amendment shall not constitute a novation of the Credit Agreement or any of the Loan Documents. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. By executing and delivering a copy hereof, each Loan Party hereby consents to this Amendment and the transactions contemplated hereby and hereby ratifies and reaffirms its respective guarantees, pledges and grants of security interests, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, after giving effect to this Amendment, such guarantees, pledges and grants of security interests, and the terms of each of the Security Documents to which it is a party, shall continue to be in full force and effect, including to secure the Obligations (including, without limitation, the loans borrowed pursuant to Incremental No. 1 Revolving Credit Commitments). For the avoidance of doubt, on and after the Amendment No. 3 Effective Date, this Amendment shall for all purposes constitute a “Loan Document ” and “Incremental Amendment.”

(b) Each Incremental No. 1 Revolving Credit Lender party hereto (i) confirms that it has received a copy of the Credit Agreement, this Amendment and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any other Agent, any Amendment No. 3 Arranger or any Incremental No. 1 Revolving Credit Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. Upon the Amendment No. 3 Effective Date, the undersigned Incremental No. 1 Revolving Credit Lender shall become a Lender under the Credit Agreement (as amended hereby) and shall have the respective Incremental No. 1 Revolving Credit Commitments set forth next to its name on the Schedule I hereto.

(c) Upon execution and delivery hereof, the Administrative Agent will record in the Register the Incremental No. 1 Revolving Credit Commitments made by the Incremental No. 1 Revolving Credit Lenders.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BALDWIN RISK PARTNERS, LLC,
a Delaware limited liability company

By:	/s/ Brad Hale
	Name:	Brad Hale
	Title:	Chief Financial Officer

[Signature Page to Amendment No.3]

Baldwin Krystyn Sherman Partners, LLC
BRP Colleague Inc.
BRP Insurance Intermediary Holdings, LLC
BRP Main Street Insurance Holdings, LLC
BRP Medicare Insurance Holdings, LLC
BRP Medicare Insurance, LLC
BRP Medicare Insurance II, LLC
BRP Medicare Insurance III, LLC
Connected Risk Solutions, LLC
Guided Insurance Solutions, LLC
BRP Financial Services Holdings, LLC
BKS Financial Investments, LLC
BRP Securities, LLC
League City Office Building, LLC
Millennial Specialty Insurance, LLC
BRP Pendulum, LLC
BKS Venture Investments, LLC
Armfield, Harrison & Thomas, LLC
BRP Middle Market Insurance Holdings, LLC
Insgroup, LLC
Insgroup Dallas, LLC
360 RX Solutions, LLC
Burnham Benefits Insurance Services, LLC
Burnham Gibson Wealth Advisors, LLC
Burnham Risk and Insurance Solutions, LLC
BRP Effective Coverage, LLC

By:	/s/ Brad Hale
	Name:	Brad Hale
	Title:	Authorized Representative

[Signature Page to Amendment No.3]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as an Incremental No. 1 Revolving Credit Lender

By:	/s/ Edyn Hengst
	Name:	Edyn Hengst
	Title:	Authorized Officer

[BRP – Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A.,
as Incremental No. 1 Revolving Credit Lender

By:	Cameron Cardozo
	Name:	Cameron Cardozo
	Title:	Senior Vice President

[BRP – Signature Page to Amendment No. 3]

Wells Fargo Bank, NA,
as Incremental No. 1 Revolving Credit Lender

By:	/s/ William R. Goley
	Name:	William R. Goley
	Title:	Managing Director

[BRP – Signature Page to Amendment No. 3]

Capital One, National Association,
as Incremental No. 1 Revolving Credit Lender

By:	/s/ Thomas Lawler
	Name:	Thomas Lawler
	Title:	Senior Vice President

[Signature Page to Amendment No. 3]

Cadence Bank, N.A.
as Incremental No. 1 Revolving Credit Lender

By:	/s/ Leslie Fredericks
	Name:	Leslie Fredericks
	Title:	Senior Vice President

[BRP – Signature Page to Amendment No. 3]

Schedule I

As of the Amendment No. 3 Effective Date:

Incremental No. 1 Revolving Credit Lender	Incremental No. 1 Revolving Credit Commitment
JPMorgan Chase Bank, N.A.	$10,000,000.00
Bank of America, N.A.	$7,000,000.00
Wells Fargo Bank, National Association	$12,000,000.00
Capital One, National Association	40,000,000.00
Cadence Bank, N.A.	$6,000,000.00
Total:	$75,000,000.00

Schedule II

Amended and Restated Revolving Commitment Schedule

Lender	Commitment (as of the Amendment No. 3 Effective Date)	Commitment (prior to the Amendment No. 3 Effective Date)
JPMorgan Chase Bank, N.A.	$124,000,000.00	$114,000,000.00
Bank of America, N.A.	$100,000,000.00	$93,000,000.00
Wells Fargo Bank, National Association	$105,000,000.00	$93,000,000.00
Capital One, National Association	$90,000,000.00	$50,000,000.00
Cadence Bank, N.A.	$31,000,000.00	$25,000,000.00
Lake Forest Bank & Trust Company, N.A.	$25,000,000.00	$25,000,000.00
Total	$475,000,000.00	$400,000,000.00

Schedule III

FORM OF SOLVENCY CERTIFICATE

[ ], 2020

To the Administrative Agent and each of the Lenders party to the Amendment referred to below:

I, the undersigned chief financial officer of Baldwin Risk Partners, LLC, a Delaware limited liability company (“Borrower”), in that capacity only and not in my individual capacity (and without personal liability), do hereby certify as of the date hereof, and based upon facts and circumstances as they exist as of the date hereof (and disclaiming any responsibility for changes in such facts and circumstances after the date hereof), that:

1.       This certificate is furnished to the Administrative Agent and the Lenders pursuant to Section 5(g) of the Amendment No. 3 to Credit Agreement, dated as of August 6, 2021 (“Amendment No. 3”), among Borrower, each Lender party thereto, each of the Guarantors party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), which amends that certain

Credit Agreement dated as of October 14, 2020 as amended by Amendment No. 1, dated as of May 7, 2021 and Amendment No. 2, dated as of June 2, 2021, as further amended or otherwise modified from time to time, including by the Amendment No. 3 (the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders from time to time party thereto and the Administrative Agent. Unless otherwise defined herein, capitalized terms used in this certificate shall have the meanings set forth in the Credit Agreement.

2.       For purposes of this certificate, the terms below shall have the following definitions:

(a)       “Fair Value”

The amount at which the assets (both tangible and intangible), in their entirety, of Borrower would change hands between a willing buyer and a willing seller, within a commercially reasonable period of time, each having reasonable knowledge of the relevant facts, with neither being under any compulsion to act.

(b)       “Present Fair Salable Value”

The amount that could be obtained by an independent willing seller from an independent willing buyer if the assets of Borrower are sold with reasonable promptness in an arm’s-length transaction under present conditions for the sale of comparable business enterprises insofar as such conditions can be reasonably evaluated.

(c)       “Liabilities”

The recorded liabilities (including contingent liabilities that would be recorded in accordance with GAAP) of Borrower, as of the date hereof after giving effect to the consummation of the Transactions, determined in accordance with GAAP consistently applied.

(d)       “Will be able to pay their Liabilities as they mature”

For the period from the date hereof through the Maturity Date, Borrower will have sufficient assets and cash flow to pay its Liabilities as those liabilities mature or (in the case of contingent Liabilities) otherwise become payable, in light of business conducted or anticipated to be conducted by the Loan Parties and in light of the anticipated credit capacity.

(e)       “Do not have Unreasonably Small Capital”

Borrower after consummation of the Transactions (as defined in the Amendment) is a going concern and has sufficient capital to reasonably ensure that it will continue to be a going concern for the period from the date hereof through the Maturity Date. I understand that “unreasonably small capital” depends upon the nature of the particular business or businesses conducted or to be conducted, and I have reached my conclusion based on the needs and anticipated needs for capital of the business conducted or anticipated to be conducted by the Borrower and in light of the anticipated credit capacity.

3.       For purposes of this certificate, I, or officers of the Borrower under my direction and supervision, have performed the following procedures as of and for the periods set forth below.

(a)       I have reviewed the financial statements most recently delivered pursuant to Section 3.23 of the Credit Agreement.

(b)       I have knowledge of and have reviewed to my satisfaction the Credit Agreement.

(c)        As chief financial officer of the Borrower, I am familiar with the financial condition of the Borrower.

4.       Based on and subject to the foregoing, I hereby certify on behalf of Borrower that after giving effect to the consummation of the Transactions (as defined in the Amendment), it is my opinion that (a) the Fair Value of the assets of the Borrower exceeds its Liabilities, (b) the Present Fair Salable Value of the assets of Borrower exceeds its Liabilities; (c) Borrower does not have Unreasonably Small Capital; and (d) Borrower will be able to pay its Liabilities as they mature.

* * *

IN WITNESS WHEREOF, Borrower has caused this certificate to be executed on its behalf by the undersigned chief financial officer as of the date first written above.

BALDWIN RISK PARTNERS, LLC

By:
	Name:	Brad Hale
	Title:	Chief Financial Officer

[Signature Page to Solvency Certificate]